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                                                                    EXHIBIT 23.5



                        CONSENT OF CERTIFIED APPRAISER



      As an independent certified appraiser, I hereby consent to the incorporation by reference in this registration statement of our report dated July 7, 1995 of Parque El Comandante included in American Community Properties Trust's Form S-4, Registration No. 33-_____, and to all references to Robert M. McCloskey Associates included in this registration statement.



/s/ Robert M. McCloskey
_________________________________             October 22, 1997
Robert M. McCloskey, MAI, CRE
           Appraiser